UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2024

iSpecimen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40501	27-0480143
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Cabot Road Woburn, MA 01801
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 301-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 19, 2024, iSpecimen Inc., a Delaware corporation (the “Company”), entered into a Note Purchase Agreement (the “Purchase Agreement”) with a lender (the “Lender”). Pursuant to the provisions of the Purchase Agreement, the Lender agreed to provide a loan to the Company in the amount of $1,000,000 (the “Loan”) and the Company agreed to issue to the Lender a promissory note in the principal amount of $1,000,000 payable within 12 months after the date of issuance, with interest accruing and payable at a rate of 18% per annum (the “Note”). The Purchase Agreement contains customary representations and warranties and obligates the Lender to provide an additional loan to the Company, in the form of a revolving line of credit of up to $1,000,000, upon the Company’s initial filing of a Registration Statement for an underwritten or best-efforts public offering for gross proceeds of at least $5,000,000.

On September 25, 2024, the Company and the Lender closed the transactions (“Closing”) described in the Purchase Agreement, the Lender provided funds to the Company in the net amount of $960,000 and the Company issued the Note to the Lender in the principal amount of $1,000,000. The Note contains customary negative covenants and provisions relating to an Event of Default (as defined in the Note) by the Company thereunder.

Westpark Capital, Inc. served as the placement agent in connection with the Loan and was paid a placement agent fee in the amount of $40,000 for its services.

The foregoing descriptions of the material terms of the Purchase Agreement and the Note are qualified in their entirety by reference to the full text of the Purchase Agreement and the Note, copies of which are filed as Exhibits 10.1 and 4.1, respectively, hereto and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Purchase Agreement, among other things, as a condition to Closing, three of the five directors serving on the board of directors of the Company (the “Board”) resigned from the Board and were replaced by three new directors designated by the Lender, which became effective immediately upon Closing. The Company received letters of resignation from each of Steven Gullans and Theresa Mock, each as a member of the Board, and from Elizabeth A. Graham, as a member and the chairperson of the Board, effective upon Closing. None of Mr. Gullans’, Ms. Mock’s or Ms. Graham’s decisions to resign as a director was the result of any disagreements between such director, on the one hand, and the Company’s management or Board, on the other hand, as to any matter relating to the Company’s operations, policies, or practices.

In addition, effective upon Closing on September 25, 2024, Richard Paolone, Avtar Dhaliwal and Katherine (Katie) Field were each appointed to serve on the Board as a Class I director, a Class II director and a Class III director of the Company, respectively, with Ms. Field appointed as the chairperson of the Board. Mr. Paolone’s, Mr. Dhaliwal’s, and Ms. Field’s term of office will expire at the Company’s 2025 2026 and 2027 annual meetings of stockholders, respectively, or until the election and qualification of his or her successor, subject to his or her earlier death, resignation or removal. Also, effective upon Closing, each of Mr. Paolone and Ms. Field was appointed as a member of the Audit Committee of the Board each of Mr. Paolone and Mr. Dhaliwal was appointed as a member of the Compensation Committee of the Board (the “Compensation Committee”), with Mr. Paolone appointed as Chair of the Compensation Committee, and each of Mr. Dhaliwal and Ms. Field was appointed as a member of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), with Mr. Dhaliwal appointed as Chair of the Nominating Committee.

Appointment of Richard Paolone to the Board of Directors

Richard Paolone, age 34, is a Toronto-based securities lawyer where his work focuses on securities, corporate finance, and mergers and acquisitions. He has a wide range of corporate experience from representing companies in private and public offerings of debt and equity securities. In June 2020, Mr. Paolone founded Paolone Law Professional Corporation, where he has been the principal since such date. From February 2019 to October 2019, and again from September 2020 to January 2021, Mr. Paolone was a director of Evolution Global Frontier Ventures Corp. (formerly Ascension Exploration Inc.), a company that is listed on the Canadian Securities Exchange. Mr. Paolone also serves as Director and CEO of several private and reporting companies. Since February 2019, Mr. Paolone has also been the CEO and director of Rotonda Ventures Corp., a public company in Canada. Since February 2021, Mr. Paolone has also been the CEO, CFO, and director of Republic Goldfields Inc., a public company in Canada. Also, since February 2021, Mr. Paolone has been the CEO, CFO, and director of Emerald Isle Resources Inc., a public company in Canada. Since April 2022, Mr. Paolone has also served as a director of Critical Infrastructure Technologies Ltd., a mining technology company listed on the Canadian Securities Exchange. Since December 2022, Mr. Palaone has also served as a director of SBD Capital Inc., a company listed on the Canadian Securities Exchange. Since June 2023, Mr. Paolone has also served as a director of Xander Resources Inc., a mining company listed on the Canadian Securities Exchange. Since November 2023, he has also served as a director of Ashington Innovations Plc., a special purpose acquisition company listed on London Stock Exchange. Since September 2024, Mr. Paolone has served on the board of Safe Supply Streaming Co Ltd., an investment issuer listed on the Canadian Securities Exchange. Since May 2019, he has served as a director of Red Pine Petroleum Ltd., a company listed on the Toronto Stock Exchange, and also served as its CEO from October 2020 until September 2021. Mr. Paolone has been integral to multiple mergers and acquisitions and reverse takeover transactions in the industries of mining, cannabis, carbon credits, oil and gas, technology, and plant-based food. Mr. Paolone holds a B.A. in criminal justice from Mount Royal University and a J.D. from Bond University. He is a licensed barrister and solicitor lawyer in Ontario. Mr. Paolone is well-qualified to serve on the Board due to his corporate experiences in mergers and acquisition and private and public offerings of debt and equity securities.

As the Company’s common stock is listed on the Nasdaq Capital Market (“Nasdaq”), determination of the independence of the Company’s directors is made using the definition of “independent director” contained in Nasdaq Listing Rule 5605(a)(2). The Board has affirmatively determined that Mr. Paolone is an “independent director,” as that term is defined in the Nasdaq rules.

Mr. Paolone is entitled to the standard compensation paid by the Company to all of its nonemployee directors under the Company’s Nonemployee Director Compensation Policy (pro-rated as applicable to reflect the actual time Mr. Paolone has served on the Board for the year).

Mr. Paolone has entered into an indemnification agreement in the form the Company has entered into with its other nonemployee directors, which form is filed as Exhibit 10.3 to the Company’s Registration Statement on Form S-1/A, filed by the Company on December 31, 2020 and is incorporated herein by reference.

There are no family relationships between Mr. Paolone and any director, executive officer, or person nominated or chosen by the Company to become an executive officer of the Company. There are no transactions between the Company and Mr. Paolone that are subject to disclosure under Item 404(a) of Regulation S-K.

Appointment of Katharyn (Katie) Field to the Board of Directors

Katharyn (Katie) Field, age 41, has a background which includes positions spanning both the private and public sectors and brings a wealth of experience and expertise in strategy consulting and executive leadership. Ms. Field is currently the chief executive officer and Chairman of Halo Collective Inc., a cannabis company, where she has served since May 2019, an Executive Director at Akanda Corporation, a medical cannabis company, where she has served since June 2022, the Chairperson of Aerwins Technology, a technology company, where she has served since June 2023, and the director of Virpax Pharmaceuticals, Inc. (Nasdaq: VRPX), a preclinical-stage pharmaceutical company, where she has served since July 2024. Previously, she served as a director of Elegance Brands from March 2021 until March 2022. She has held prominent positions at renowned organizations such as The White House in the office of the public liaison, The Brookings Institution as a manager of operations, and Bain & Company as a consultant. In 2014, Ms. Field entered the cannabis industry and played a pivotal role in the procurement, build-out, and sale of one of the original vertically integrated licensed medical marijuana treatment centers in Florida. Subsequently, she operated a strategy consulting practice focused on cannabis and served as Executive Vice President of Corporate Development at MariMed from 2018 to 2019. Ms. Field holds an MBA in Economics from Columbia Business School and a BA in Public Policy with honors from Stanford University. Ms. Field is well-qualified to serve on the Board due to her experience and expertise in strategy consulting and executive leadership.

The Board has affirmatively determined that Ms. Field is an “independent director,” as that term is defined in the Nasdaq rules.

Ms. Field is entitled to the standard compensation paid by the Company to all of its nonemployee directors under the Company’s Nonemployee Director Compensation Policy (pro-rated as applicable to reflect the actual time Ms. Field has served on the Board for the year).

Ms. Field has entered into an indemnification agreement in the form the Company has entered into with its other nonemployee directors, which form is filed as Exhibit 10.3 to the Company’s Registration Statement on Form S-1/A, filed by the Company on December 31, 2020 and is incorporated herein by reference.

There are no family relationships between Ms. Field and any director, executive officer, or person nominated or chosen by the Company to become an executive officer of the Company. There are no transactions between the Company and Ms. Field that are subject to disclosure under Item 404(a) of Regulation S-K.

Appointment of Avtar Dhaliwal to the Board of Directors

Avtar Dhaliwal, age 30, has served as a director and a member of the compensation committee of the board of Halo Collective Inc. since March 2022, which is a cannabis extraction company that develops and manufactures quality cannabis oils and concentrates, and he has been a member of its audit committee of the board in August 2024. Since August 2024, Mr. Dhaliwal has been a director of Advent Technologies Holdings Inc., a US corporation that develops, manufactures, and assembles complete fuel cell systems as well as supplying customers with critical components for fuel cells in the renewable energy sector. Since December 2021, Mr. Dhaliwal has been the Chief Executive Officer of Modern Plant Based Foods, a Canadian food company that offers a portfolio of plant-based products. Previously, Mr. Dhaliwal worked in operations and logistics with Modern Plant Based Foods Inc. beginning in October 2019, and has also been the Chief Executive Officer of Pontus Protein Ltd., an agricultural food and technology company focused on creating and acquiring the best technology, since March 2022. From January 2024 until May 2024, Mr. Dhaliwal was the Chief Executive Officer and a director of Trilogy AI, a company committed to transforming the beauty industry through its artificial intelligence technology. Mr. Dhaliwal holds a Bachelor of Science in Biology from the University of British Columbia Okanagan. Mr. Dhaliwal is well-qualified to serve on the Board due to his management experience across multiple industries.

The Board has affirmatively determined that Mr. Dhaliwal is an “independent director,” as that term is defined in the Nasdaq rules.

Mr. Dhaliwal is entitled to the standard compensation paid by the Company to all of its nonemployee directors under the Company’s Nonemployee Director Compensation Policy (pro-rated as applicable to reflect the actual time Mr. Dhaliwal has served on the Board for the year).

Mr. Dhaliwal has entered into an indemnification agreement in the form the Company has entered into with its other nonemployee directors, which form is filed as Exhibit 10.3 to the Company’s Registration Statement on Form S-1/A, filed by the Company on December 31, 2020 and is incorporated herein by reference.

There are no family relationships between Mr. Dhaliwal and any director, executive officer, or person nominated or chosen by the Company to become an executive officer of the Company. There are no transactions between the Company and Mr. Dhaliwal that are subject to disclosure under Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Senior Note, dated as of September 25, 2024
10.1	Note Purchase Agreement, dated as of September 19, 2024
10.2	Form of Indemnification Agreement, by and between the Company and certain directors and executive officers (incorporated by reference to Exhibit 10.3 of the Company’s Form S-1/A (File No. 333-250198) with the SEC on December 31, 2020).
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2024

iSPECIMEN INC.

By:	/s/ Tracy Curley
Name: Tracy Curley
Title: Chief Executive Officer